UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 11, 2006

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Realogy Corporation

(Exact Name of Registrant as Specified in its Charter)

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Delaware	1-32852	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Campus Drive

Parsippany, NJ 07054

(Address of Principal Executive Offices, including zip code)

(973) 407-2000

(Registrant's telephone number, including area code)

None

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 11, 2006, Realogy Corporation issued a press release announcing its expectations with respect to its financial results for the three months ended September 30, 2006 and indicating that it expects such results to be consistent with its most recent projections for full year 2006, which were announced on August 23, 2006 and reconfirmed on September 27, 2006.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 7.01. Regulation FD Disclosure.

The information described above under "Item 2.02. Results of Operations and Financial Condition" is incorporated herein by reference.

In the press release referred to in Item 2.02 of this Current Report, Realogy Corporation also announced its intention, pursuant to its previously announced share repurchase program to purchase up to 48 million shares, to repurchase up to 11 million shares of its common stock through open market purchases. This amount is in addition to the 37 million shares repurchased through Realogy Corporation's "Dutch auction" tender offer, which expired on September 26, 2006.

The information in this Item 7.01 (including Exhibit 99.1) shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 8.01. Other Events.

On October 11, 2006, Realogy Corporation issued a press release announcing that it intends to offer $800 million of senior notes in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and outside the United States pursuant to Regulation S under the Securities Act. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1

Press release issued by Realogy Corporation on October 11, 2006 regarding its intention to repurchase up to 11 million shares in open market repurchases and its expectations with respect to the 2006 third quarter financial results.

Exhibit 99.2	Press release issued by Realogy Corporation on October 11, 2006 regarding the proposed $800 million private offering of senior notes.

The information in Exhibit 99.1 shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY CORPORATION

By: /s/ Anthony E. Hull

Anthony E. Hull
Executive Vice President, Chief Financial Officer and Treasurer

Date: October 11, 2006

REALOGY CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated October 11, 2006

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1

Press release issued by Realogy Corporation on October 11, 2006 regarding its intention to repurchase up to 11 million shares in open market repurchases and its expectations with respect to the 2006 third quarter financial results.

Exhibit 99.2	Press release issued by Realogy Corporation on October 11, 2006 regarding the proposed $800 million private offering of senior notes.